UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2017

VAREX IMAGING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-37860	81-3434516
(Commission File Number)	(IRS Employer Identification No.)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 432-4422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Separation-Related Agreements

On January 27, 2017, Varex Imaging Corporation (the “Company”) entered into several agreements with Varian Medical Systems, Inc. (“Varian”) in connection with the separation of Varian’s imaging components business (the “Separation”) through the distribution of 100% of the outstanding common stock, par value $0.01 per share, of the Company to Varian’s stockholders of records as of the close of business on January 20, 2017 (the “Distribution”). The Distribution was effective at 12:01 a.m., Pacific Time, on January 28, 2017 (the “Effective Time”). As a result of the Distribution, the Company is now an independent public company and its common stock is listed under the symbol “VREX” on the Nasdaq Global Select Market.

The agreements between the Company and Varian govern the relationship of the parties following the Separation and the Distribution, and include the following:

•	Separation and Distribution Agreement;

•	Transition Services Agreement;

•	Tax Matters Agreement;

•	Employee Matters Agreement;

•	Intellectual Property Matters Agreement; and

•	Trademark License Agreement.

A summary of certain material features of the agreements can be found in the section entitled “Relationships with Varian Following Separation and Distribution” in the Company’s Information Statement dated January 20, 2017 (the “Information Statement”), which is included as Exhibit 99.1 hereto. This summary is incorporated by reference into this Item 1.01 as if restated in full. This summary is qualified in its entirety by reference to the Separation and Distribution Agreement, Transition Services Agreement, Tax Matters Agreement, Employee Matters Agreement, Intellectual Property Matters Agreement and Trademark License Agreement, which are included with this report as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, each of which is incorporated herein by reference.

Debt Arrangements

On January 25, 2017, the Company entered into a secured revolving credit facility in an aggregate principal amount of up to $100.0 million (the “Revolving Credit Facility”) with a five year term, and a secured term loan credit facility in an aggregate principal amount of $200.0 million (the “Term Facility”), which will be repaid over five years, with 7.5% payable in quarterly installments during each of the first two years of the term thereof, 10% payable in quarterly installments during the third and fourth years of the term thereof, and 15% payable in quarterly installments in the fifth year of the term thereof, with the remaining amount due at maturity.

The credit agreement relating to the Revolving Credit Facility and the Term Facility (the “Credit Agreement”) contains various customary restrictive covenants that limit, among other things, the incurrence of indebtedness by the Company and its subsidiaries, the grant or incurrence of liens by the Company and its subsidiaries, the entry into sale and leaseback transactions by the Company and its subsidiaries, and the entry into certain fundamental change transactions by the Company and its subsidiaries. It also contains customary events of default and certain financial covenants, including the requirement to maintain certain financial ratios. The Credit Agreement is secured by the stock and assets of the Company’s material subsidiaries. The Credit Agreement has several borrowing and interest rate options including the following indices: (i) LIBOR rate, or (ii) the base rate (equal to the greater of the prime rate, the federal funds rate plus 0.50% or the LIBOR rate for a one-month period plus 1.00%). Loans under the Credit Agreement bear interest at a rate per annum using the applicable indices plus a varying interest rate margin of between 1.125% and 2.125% (for LIBOR rate loans) and 0.125%-1.125% (for base rate loans). The Credit Agreement also provides for fees applicable to amounts available to be drawn under outstanding letters of credit of 0.125%, and a fee on unused commitments which ranges from 0.20% to 0.40%.

The foregoing summary of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which are included with this report as Exhibit 10.6 and is incorporated herein by reference.

On January 25, 2017, the Company borrowed the entire amount of the Term Facility and $3 million under the Revolving Credit Facility to fund the $200 million cash transfer to Varian as part of the Separation and certain other costs and expenses.

On January 28, 2017, the Company executed a commitment letter (the “Commitment Letter”) with certain financial institutions for a secured revolving credit facility in an aggregate principal amount of up to $200.0 million (the “New Revolving Credit Facility”) with a five year term, and a secured term loan credit facility in an aggregate principal amount of $400.0 million (the “New Term Facility”), which will be repaid over five years, with 5.0% payable in quarterly installments during each of the first two years of the term thereof, 7.5% payable in quarterly installments during the third and fourth years of the term thereof, and 10% payable in quarterly installments in the fifth year of the term thereof, with the remaining amount due at maturity. The New Term Facility will be used to finance the Company’s previously announced acquisition of PerkinElmer’s medical imaging business and to refinance the Revolving Credit Facility and Term Facility.

The Commitment Letter provides that the financing documentation relating to the New Revolving Credit Facility and the New Term Facility (the “Financing Documentation”) will contain various customary restrictive covenants that limit, among other things, the incurrence of indebtedness by the Company and its subsidiaries, the grant or incurrence of liens by the Company and its subsidiaries, the entry into sale and leaseback transactions by the Company and its subsidiaries, and the entry into certain fundamental change transactions by the Company and its subsidiaries. It will also contain customary events of default and certain financial covenants, including the requirement to maintain certain financial ratios. The New Revolving Credit Facility and New Term Facility will be secured by the stock and assets of the Company’s material subsidiaries. The Financing Documentation will contain several borrowing and interest rate options including the following indices: (i) LIBOR rate, or (ii) the base rate (equal to the greater of the prime rate, the federal funds rate plus 0.50% or the LIBOR rate for a one-month period plus 1.00%). Loans under the Definitive Documentation will bear interest at a rate per annum using the applicable indices plus a varying interest rate margin of between 1.75% and 2.75% (for LIBOR rate loans) and 0.75%-1.75% (for base rate loans). The Financing Documentation will also provide for fees applicable to amounts available to be drawn under outstanding letters of credit of 0.125%, and a fee on unused commitments which ranges from 0.25% to 0.40%.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under the heading “Debt Arrangements” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officers

In connection with the Distribution, as of the Effective Time, the following individuals became executive officers of the Company as set forth in the table below:

Sunny S. Sanyal	President and Chief Executive Officer
Clarence R. Verhoef	Senior Vice President and Chief Financial Officer
Kimberley E. Honeysett	Senior Vice President, General Counsel and Corporate Secretary
Richard E. Colbeth	Senior Vice President and General Manager, X-Ray Detectors
Mark S. Jonaitis	Senior Vice President and General Manager, X-Ray Sources
Carl E. LaCasce	Senior Vice President, Sales & Marketing and Customer Operations
Kevin B. Yankton	Corporate Controller and Chief Accounting Officer

Kevin B. Yankton will serve as Corporate Controller and Chief Accounting Officer of the Company. Prior to November 2016, he held the position of VP of Global Business Services and Assistant Corporate Controller for Verifone, Inc. headquartered in San Jose, California. Having started his career with PricewaterhouseCoopers’ San Jose office, he transitioned to Applied Materials where he held various finance roles in their corporate, regional HQ, and business units. In addition to Applied Materials, he has held finance roles with increasing levels of responsibility at Silicon Image, Cisco Systems, and Gap Corporate Offices. Mr. Yankton graduated from the University of California Santa Barbara with a Bachelor of Arts in Business Economics, holds a MBA from Boston University, is a California CPA, and is a Certified Internal Auditor.

Mr. Yankton did not enter into any material contract, plan or arrangement, no material amendments were made to any material contract, plan or arrangement to which Mr. Yankton is a party or participates, and no compensatory grants or awards were made to Mr. Yankton, in each case, in connection with his appointment. There are no arrangements or understandings between Mr. Yankton and any other person pursuant to which he was appointed. Mr. Yankton has no family relationships with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Mr. Yankton is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Biographical information for the Company’s other executive officers can be found in the Information Statement under the section entitled “Management.” Compensation information for the Company’s named executive officers can be found in the Information Statement under the section entitled “Executive Compensation.” These sections are incorporated by reference into this Item 5.02.

Resignation and Appointment of Directors

On January 27, 2017, the Board of Directors of the Company (the “Board”) expanded its size from five directors to six directors, effective immediately prior to the Effective Time. Each of Jay K. Kunkel, Erich R. Reinhardt and Dow R. Wilson was appointed as a director of the Company as of immediately prior to the Effective Time, and John W. Kuo and Elisha W. Finney, who had been serving as members of the Board, ceased to be directors of the Company. Sunny S. Sanyal, Ruediger Naumann-Etienne and Christine A. Tsingos remain on the Board and will continue to serve as directors of the Company following the Distribution.

Biographical and compensation information for each of the directors can be found in the Information Statement under the section entitled “Directors—Board of Directors Following the Distribution” and “Director Compensation,” which are incorporated by reference into this Item 5.02.

As of immediately prior to the Effective Time:

•	Jay K. Kunkel, Ruediger Naumann-Etienne and Erich R. Reinhardt were appointed to serve as members of the Audit committee of the Board. Ms. Tsingos had already been appointed to serve as a member and chair of the Audit Committee of the Board and will continue to serve in that capacity;

•	Christine A. Tsingos was appointed to serve as a member of the Nominating and Corporate Governance Committee. Dr. Naumann-Etienne had already been appointed to serve as a member and chair of the Nominating and Corporate Governance Committee and will continue to serve in that capacity;

•	Jay K. Kunkel was appointed to serve as a member and chair of the Compensation and Management Development Committee. Dr. Naumann-Etienne was previously appointed to serve as a member and chair of the Compensation and Management Development Committee and will continue to serve as a member of the committee; and

•	Dr. Naumann-Etienne was appointed Chairman of the Board.

In addition, as of immediately prior to the Effective Time and after the effectiveness of the Amended and Restated Certificate of Incorporation (defined below), the Board consists of the following persons serving in the classes indicated below:

Class I:      Dow R. Wilson and Erich R. Reinhardt serve in the first class of directors of the Board whose term shall expire at the Corporation’s 2018 annual meeting of stockholders;

Class II:     Christine A. Tsingos and Jay K. Kunkel serve in the second class of directors of the Board whose term shall expire at the Corporation’s 2019 annual meeting of stockholders; and

Class III:     Ruediger Naumann-Etienne and Sunny S. Sanyal serve in the third class of directors of the Board whose term shall expire at the Corporation’s 2020 annual meeting of stockholders.

Adoption of Compensation and Benefit Plans

In connection with the Separation and Distribution, on January 10, 2017, the Board adopted or approved (and as applicable, shareholder approval was obtained for) the following plans and agreements:

•	Varex Imaging Corporation 2017 Omnibus Stock Plan

•	Varex Imaging Corporation 2017 Employee Stock Purchase Plan

•	Varex Imaging Corporation Management Incentive Plan

•	Change in Control Agreements with each of Varex’s executive officers

•	Indemnification Agreements for each of Varex’s directors and executive officers

A summary of certain material features of these arrangements can be found in the section entitled “Executive Compensation—Varex Executive Compensation Arrangements” in the Information Statement, which summaries are incorporated by reference into this Item 5.02. This description is qualified in its entirety by reference to Exhibits 10.7, 10.8, 10.9, 10.10 and 10.11, each of which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective as of 11:59 p.m., Pacific Time on January 27, 2017, the Company amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and its Bylaws (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled “Description of Varex’s Capital Stock,” which description is incorporated by reference into this Item 5.03. The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.

Item 5.05	Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Distribution, the Board adopted a Code of Conduct effective as of immediately prior to the Effective Time. A copy of the Company’s Ethics Policy is available on the Company’s website at www.vareximaging.com.

Item 8.01	Other Events

On January 30, 2017, the Company issued a press release announcing the completion of the Distribution and the start of the Company’s operations as an independent company. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of January 27, 2017, by and between Varian and the Company

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

10.1	Transition Services Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.2	Tax Matters Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.3	Employee Matters Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.4	Intellectual Property Matters Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.5	Trademark License Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.6	Credit Agreement, dated as of January 25, 2017, by and among Varex Imaging Corporation as Borrower, the Lenders referred to herein, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Bookrunner

10.7	Varex Imaging Corporation 2017 Omnibus Stock Plan (incorporated herein by reference to Exhibit 99.1 to the Company’s Form S-8, filed January 27, 2017)

10.8	Varex Imaging Corporation 2017 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 99.2 to the Company’s Form S-8, filed January 27, 2017)

10.9	Varex Imaging Corporation Management Incentive Plan

10.10	Form of Change in Control Agreement

10.11	Form of Indemnification Agreement

99.1	Information Statement of the Company, dated January 20, 2017 (incorporated herein by reference to Exhibit 99.1 to the Company’s Form 8-K, filed January 20, 2017)

99.2	Press release of the Company dated January 30, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2017	VAREX IMAGING CORPORATION

	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Exhibit

2.1	Separation and Distribution Agreement, dated as of January 27, 2017, by and between Varian and the Company

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

10.1	Transition Services Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.2	Tax Matters Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.3	Employee Matters Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.4	Intellectual Property Matters Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.5	Trademark License Agreement, dated as of January 27, 2017, by and between Varian and the Company

10.6	Credit Agreement, dated as of January 25, 2017, by and among Varex Imaging Corporation as Borrower, the Lenders referred to herein, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Bookrunner

10.7	Varex Imaging Corporation 2017 Omnibus Stock Plan (incorporated herein by reference to Exhibit 99.1 to the Company’s Form S-8, filed January 27, 2017)

10.8	Varex Imaging Corporation 2017 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 99.2 to the Company’s Form S-8, filed January 27, 2017)

10.9	Varex Imaging Corporation Management Incentive Plan

10.10	Form of Change in Control Agreement

10.11	Form of Indemnification Agreement

99.1	Information Statement of the Company, dated January 20, 2017 (incorporated herein by reference to Exhibit 99.1 to the Company’s Form 8-K, filed January 20, 2017)

99.2	Press release of the Company dated January 30, 2017